Taxation	12 Months Ended
Jun. 30, 2018
Income Taxes [Abstract]
Taxation
TAXATION

ACCOUNTING POLICY
Taxation is made up of current and deferred taxation. The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the group operates and generates taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.
Deferred taxation is recognised on temporary differences existing at each reporting date between the tax base of all assets and liabilities and their carrying amounts. Substantively enacted tax rates are used to determine future anticipated effective tax rates which in turn are used in the determination of deferred taxation, except to the extent that deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and does not affect the accounting or taxable profit or loss at the time of the transaction. Deferred tax is charged to profit or loss, except where the tax relates to items recognised in other comprehensive income or directly in equity in which case the tax is also recognised in other comprehensive income or directly in equity. The effect on deferred tax of any changes in tax rates is recognised in the income statement, except to the extent that it relates to items previously charged or credited directly to equity.
The principal temporary differences arise from amortisation and depreciation on property, plant and equipment, provisions, unutilised tax losses, unutilised capital allowances carried forward and unrealised gains and losses on the gold forward sale contracts. Deferred tax assets relating to the carry forward of unutilised tax losses and unutilised capital allowances are recognised to the extent that it is probable that future taxable profit will be available against which the unutilised tax losses and unutilised capital allowances can be utilised. The recoverability of these assets is reviewed at each reporting date and adjusted if recovery is no longer probable.
Deferred income tax is provided on temporary differences arising from investments in subsidiaries, joint ventures and associates, except where the timing of the reversal of the temporary difference is controlled by the group and it is probable that the temporary difference will not reverse in the foreseeable future.
Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income tax assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
The group is subject to income tax in several jurisdictions. Significant judgement is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Where the final tax outcome is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.
Management has to exercise judgement with regard to deferred tax assets. Where the possibility exists that no future taxable income may flow against which these assets can be offset, the deferred tax assets are not recognised.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled. When different tax rates apply to different levels of taxable income, deferred tax assets and liabilities are measured using the average tax rates that are expected to apply to the taxable profit (tax loss) of the periods in which the temporary differences are expected to reverse. At the group’s South African operations, such average tax rates are directly impacted by the profitability of the relevant mine. The deferred tax rate is therefore based on the current estimate of future profitability of an operation when temporary differences will reverse, based on tax rates and tax laws that have been enacted at the balance sheet date. The future profitability of each mine, in turn, is determined by reference to the LoM plan for that operation. The LoM plan is influenced by factors as disclosed in note 15, which may differ from one year to the next and normally result in the deferred tax rate changing from one year to the next.

12	TAXATION continued
The taxation (expense)/credit for the year is as follows:

	US dollar
Figures in million	2018	2017	2016

SA taxation

Mining tax (a)	(3)	(17)	(3)

- current year	(3)	(17)	(4)
- prior year	—	—	1

Non-mining tax (b)	(13)	(19)	(5)

- current year	(13)	(19)	(5)

Deferred tax (c)	34	73	(35)

- current year	34	73	(35)

Total taxation (expense)/credit	18	37	(43)

(a)
Mining tax on gold mining taxable income in South Africa is determined according to a formula, based on the taxable income from mining operations. 5% of total revenue is exempt from taxation while the remainder is taxable at a higher rate (34%) than non-mining income (28%) as a result of applying the gold mining formula.

All qualifying mining capital expenditure is deducted from taxable mining income to the extent that it does not result in an assessed loss. Accounting depreciation is eliminated when calculating the South African mining tax income. Excess capital expenditure is carried forward as unredeemed capital to be claimed from future mining taxable income. The group has several tax paying entities in South Africa. In terms of the mining ring-fencing application, each ring-fenced mine is treated separately and deductions can normally only be utilised against mining income generated from the relevant ring-fenced mine.

(b)
Non-mining taxable income of mining companies and the taxable income for non-mining companies are taxed at the statutory corporate rate of 28% (2017: 28%) (2016: 28%).The expense relates to non-mining tax arising from derivative gains (realised and unrealised) recognised on the foreign currency derivatives as well as the realised gains on the gold forward sale contracts. Refer to note 5 and 7 for details on the group's derivative gains recorded.

(c)
The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when temporary differences will reverse based on tax rates and tax laws that have been enacted at the balance sheet date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year.

The deferred tax credit in the 2018 and 2017 years is mainly a result of the impairment of assets, a decrease in the weighted average deferred tax rate due to reduced estimated profitability at most South African operations, as well as the provision for silicosis settlement raised in 2017.
The deferred tax expense in 2016 includes the unwinding of the deferred tax asset related to the utilisation of unredeemed capital expenditure for Freegold (Harmony) Pty Ltd (Freegold) against mining taxable income due to increased profitability for Freegold during 2016.

(d)	Mining and non-mining income of Australian entities and PNG operation are taxed at a standard rate of 30% (2017: 30%) (2016: 30%).

12	TAXATION continued
INCOME AND MINING TAX RATES
The tax rate remains unchanged for the 2016, 2017 and 2018 years.
Major items causing the group's income tax provision to differ from the South African mining statutory tax rate of 34% (2017: 34%) (2016: 34%) were:

	US dollar
Figures in million	2018	2017	2016

Tax on net profit/loss at the mining statutory tax rate	115	6	(37)
Non-allowable deductions	(30)	(6)	(20)

Gain on bargain purchase	—	21	—
Share-based payments	(8)	(8)	(6)
Impairment of assets	(17)	(6)	(8)
Exploration expenditure	(5)	(4)	(4)
Finance costs	(4)	(3)	(3)
Other	4	(6)	1

Difference between effective mining tax rate and statutory mining rate on mining income	(34)	10	8
Difference between non-mining tax rate and statutory mining rate on non-mining income	3	4	1
Effect on temporary differences due to changes in effective tax rates[1]	(54)	(10)	(15)
Prior year adjustment	—	—	1
Capital allowances, sale of business and other rate differences[2]	51	43	33
Deferred tax asset not recognised[3]	(33)	(10)	(14)

Income and mining taxation	18	37	(43)

Effective income and mining tax rate (%)	5	185	40

[1] This mainly relates to the decrease in the deferred tax rate related to Freegold (12.5% to 8.7%) (2017: 20.0% to 12.5%), Randfontein Estates Limited (Randfontein) (3.8% to 1.8%) (2017: 10.1% to 3.8%) and Harmony Gold Mining Company Limited (Harmony) (19.4% to 10.5%) (2017: 21.1% to 19.4%) mainly due to a lower estimated profitability. In 2016, the increase in the deferred tax rates related to Harmony (12.5% to 21.1%) and Freegold (16.7% to 20.0%) mainly due to the higher estimated profitability is partially offset by the decrease in deferred tax rates for Randfontein (14.3% to 10.1%), mainly due to lower estimated profitability.
[2] This relates to the additional capital allowance that may be deducted from taxable income from mining operations in South Africa. A significant portion relates to Avgold Limited (Avgold) which has a 0% effective tax rate.
[3] This relates to tax losses and deductible temporary differences for which future taxable profits are uncertain and are not considered probable. The current year includes US$30.9 million deferred tax asset not recognized relating to Harmony company as a result of foreign exchange losses on the US dollar loan facility. The remaining deferred tax asset not recognised in 2018, 2017 and 2016 primarily relates to Hidden Valley and PNG exploration operations.
DEFERRED TAX
The analysis of deferred tax assets and liabilities is as follows:

	US dollar
Figures in million	2018	2017

Deferred tax assets	(29)	(32)

Deferred tax asset to be recovered after more than 12 months	(18)	(15)
Deferred tax asset to be recovered within 12 months	(11)	(17)

Deferred tax liabilities	112	162

Deferred tax liability to be recovered after more than 12 months	101	135
Deferred tax liability to be recovered within 12 months	11	27

Net deferred tax liability	83	130

12	TAXATION continued
DEFERRED TAX continued
Deferred tax liabilities and assets on the balance sheet as of 30 June 2018 and 30 June 2017 relate to the following:

	US dollar
Figures in million	2018	2017

Gross deferred tax liabilities	112	162

Amortisation and depreciation	105	140
Derivative assets	7	22

Gross deferred tax assets	(29)	(32)

Unredeemed capital expenditure	(20)	(10)
Provisions, including non-current provisions	(8)	(20)
Tax losses	(1)	(2)

Net deferred tax liability	83	130

Movement in the net deferred tax liability recognised in the balance sheet as follows:

	US dollar
Figures in million	2018	2017

Balance at beginning of year	130	164
Credit per income statement	(34)	(73)
Tax directly charged to other comprehensive income	(15)	21
Moab Khotsong acquisition	7	—
Translation	(5)	18

Balance at end of year	83	130

	US dollar
Figures in million	2018	2017

As at 30 June, the group had the following potential future tax deductions:

Unredeemed capital expenditure available for utilisation against future mining taxable income[1]	2 803	2 606
Tax losses carried forward utilisable against mining taxable income[2]	314	378
Capital Gains Tax (CGT) losses available to be utilised against future CGT gains	41	43

As at 30 June, the group has not recognised the following deferred tax asset amounts relating to the above:	885	883

The unrecognised temporary differences are:
Unredeemed capital expenditure[3]	2 464	2 429
Tax losses[2]	304	329
CGT losses[4]	41	43

[1] Includes Avgold US$1 230.4 million (2017: US$1 151.6 million), Randfontein US$156.6 million (2017: US$157.0 million), Moab Khotsong US$151.4 million (2017: US$nil) and Hidden Valley US$1 233.3 million (2017: US$1 277.1 million). These have an unlimited carry-forward period.
[2] Relates mainly to Hidden Valley and the PNG exploration operations. These have an unlimited carry-forward period.
[3] Relates to Avgold and Hidden Valley.
[4] The CGT losses relate to the gross CGT losses available to be utilised against future CGT gains.

DIVIDEND TAX (DT)
The withholding tax on dividends changed from 15% in 2016 to 20% in 2017 and remained unchanged at 20% in 2018.